                                                                 Exhibit 24.1


                                POWER OF ATTORNEY

                       PLANET HOLLYWOOD INTERNATIONAL, INC.


The undersigned Directors of Planet Hollywood International, Inc. (the "Company") hereby severally constitute and appoint Thomas Avallone and Scott E. Johnson, and each of them singularly, as attorney to sign for me and in my name, as a director of the Company, any and all documents, registrations and other papers necessary in connection with the filing by the Company, with the Securities and Exchange Commission (the "Commission") under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Commission, a Registration Statement (the "Registration Statement") with respect to the exchange of its outstanding 12% Senior Subordinated Notes due 2005 for registered 12% Senior Subordinated Notes due 2005 and to file with the Commission any and all amendments to any such Registration Statement with all exhibits thereto, and any applications or other documents to be filed with the Commission or any national securities exchange pertaining to such securities or to such registration, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done, hereby ratifying and approving the acts of said attorney.


Dated April 30, 1998


__________________________                        ____________________________
Thomas Avallone                                   Mark McCormack
Executive Vice President,                         Director
Chief Financial Officer
and Director



/s/Keith Barish
__________________________                        ____________________________
Keith Barish                                      Ong Beng Seng
Chairman of the Board of                          Director
Directors and Director



__________________________                        ____________________________
Robert I. Earl                                    Isadore Sharp
President, Chief Executive                        Director
Officer and Director


__________________________                        ____________________________
Claudio Gonzalez                                  Michael Tarnopol
Director                                          Director



__________________________
Robert Krasnow
Director

                               POWER OF ATTORNEY

                      PLANET HOLLYWOOD INTERNATIONAL, INC.


The undersigned Directors of Planet Hollywood International, Inc. (the "Company") hereby severally constitute and appoint Thomas Avallone and Scott E. Johnson, and each of them singularly, as attorney to sign for me and in my name, as a director of the Company, any and all documents, registrations and other papers necessary in connection with the filing by the Company, with the Securities and Exchange Commission (the "Commission") under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Commission, a Registration Statement (the "Registration Statement") with respect to the exchange of its outstanding 12% Senior Subordinated Notes due 2005 for registered 12% Senior Subordinated Notes due 2005 and to file with the Commission any and all amendments to any such Registration Statement with all exhibits thereto, and any applications or other documents to be filed with the Commission or any national securities exchange pertaining to such securities or to such registration, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done, hereby ratifying and approving the acts of said attorney.

Dated April 30, 1998




/s/Thomas Avallone
__________________________                        ____________________________
Thomas Avallone                                   Mark McCormack
Executive Vice President,                         Director
Chief Financial Officer
and Director


__________________________                        ____________________________
Keith Barish                                      Ong Beng Seng
Chairman of the Board of                          Director
Directors and Director


__________________________                        ____________________________
Robert I. Earl                                    Isadore Sharp
President, Chief Executive                        Director
Officer and Director


__________________________                        ____________________________
Claudio Gonzalez                                  Michael Tarnopol
Director                                          Director


__________________________
Robert Krasnow
Director

                                POWER OF ATTORNEY

                       PLANET HOLLYWOOD INTERNATIONAL, INC.


The undersigned Directors of Planet Hollywood International, Inc. (the "Company") hereby severally constitute and appoint Thomas Avallone and Scott E. Johnson, and each of them singularly, as attorney to sign for me and in my name, as a director of the Company, any and all documents, registrations and other papers necessary in connection with the filing by the Company, with the Securities and Exchange Commission (the "Commission") under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Commission, a Registration Statement (the "Registration Statement") with respect to the exchange of its outstanding 12% Senior Subordinated Notes due 2005 for registered 12% Senior Subordinated Notes due 2005 and to file with the Commission any and all amendments to any such Registration Statement with all exhibits thereto, and any applications or other documents to be filed with the Commission or any national securities exchange pertaining to such securities or to such registration, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done, hereby ratifying and approving the acts of said attorney.



Dated April 30, 1998

__________________________                        ____________________________
Thomas Avallone                                   Mark McCormack
Executive Vice President,                         Director
Chief Financial Officer
and Director


__________________________                        ____________________________
Keith Barish                                      Ong Beng Seng
Chairman of the Board of                          Director
Directors and Director

                                                  /s/ Isadore Sharp
__________________________                        ____________________________
Robert I. Earl                                    Isadore Sharp
President, Chief Executive                        Director
Officer and Director


__________________________                        ____________________________
Claudio Gonzalez                                  Michael Tarnopol
Director                                          Director


__________________________
Robert Krasnow
Director

                                POWER OF ATTORNEY

                      PLANET HOLLYWOOD INTERNATIONAL, INC.




The undersigned Directors of Planet Hollywood International, Inc. (the "Company") hereby severally constitute and appoint Thomas Avallone and Scott E. Johnson, and each of them singularly, as attorney to sign for me and in my name, as a director of the Company, any and all documents, registrations and other papers necessary in connection with the filing by the Company, with the Securities and Exchange Commission (the "Commission") under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Commission, a Registration Statement (the "Registration Statement") with respect to the exchange of its outstanding 12% Senior Subordinated Notes due 2005 for registered 12% Senior Subordinated Notes due 2005 and to file with the Commission any and all amendments to any such Registration Statement with all exhibits thereto, and any applications or other documents to be filed with the Commission or any national securities exchange pertaining to such securities or to such registration, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done, hereby ratifying and approving the acts of said attorney.


Dated April 30, 1998

__________________________                        ____________________________
Thomas Avallone                                   Mark McCormack
Executive Vice President,                         Director
Chief Financial Officer
and Director

                                                  /s/ Ong Beng Seng
__________________________                        ____________________________
Keith Barish                                      Ong Beng Seng
Chairman of the Board of                          Director
Directors and Director


__________________________                        ____________________________
Robert I. Earl                                    Isadore Sharp
President, Chief Executive                        Director
Officer and Director


__________________________                        ____________________________
Claudio Gonzalez                                  Michael Tarnopol
Director                                          Director


__________________________
Robert Krasnow
Director

                                POWER OF ATTORNEY

                      PLANET HOLLYWOOD INTERNATIONAL, INC.


The undersigned Directors of Planet Hollywood International, Inc. (the "Company") hereby severally constitute and appoint Thomas Avallone and Scott E. Johnson, and each of them singularly, as attorney to sign for me and in my name, as a director of the Company, any and all documents, registrations and other papers necessary in connection with the filing by the Company, with the Securities and Exchange Commission (the "Commission") under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Commission, a Registration Statement (the "Registration Statement") with respect to the exchange of its outstanding 12% Senior Subordinated Notes due 2005 for registered 12% Senior Subordinated Notes due 2005 and to file with the Commission any and all amendments to any such Registration Statement with all exhibits thereto, and any applications or other documents to be filed with the Commission or any national securities exchange pertaining to such securities or to such registration, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done, hereby ratifying and approving the acts of said attorney.


Dated April 30, 1998


/s/Thomas Avallone
__________________________                        ____________________________
Thomas Avallone                                   Mark McCormack
Executive Vice President,                         Director
Chief Financial Officer
and Director


__________________________                        ____________________________
Keith Barish                                      Ong Beng Seng
Chairman of the Board of                          Director
Directors and Director

/s/ Robert I. Earl
__________________________                        ____________________________
Robert I. Earl                                    Isadore Sharp
President, Chief Executive                        Director
Officer and Director


__________________________                        ____________________________
Claudio Gonzalez                                  Michael Tarnopol
Director                                          Director


__________________________
Robert Krasnow
Director

                                POWER OF ATTORNEY

                       PLANET HOLLYWOOD INTERNATIONAL, INC.


The undersigned Directors of Planet Hollywood International, Inc. (the "Company") hereby severally constitute and appoint Thomas Avallone and Scott E. Johnson, and each of them singularly, as attorney to sign for me and in my name, as a director of the Company, any and all documents, registrations and other papers necessary in connection with the filing by the Company, with the Securities and Exchange Commission (the "Commission") under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Commission, a Registration Statement (the "Registration Statement") with respect to the exchange of its outstanding 12% Senior Subordinated Notes due 2005 for registered 12% Senior Subordinated Notes due 2005 and to file with the Commission any and all amendments to any such Registration Statement with all exhibits thereto, and any applications or other documents to be filed with the Commission or any national securities exchange pertaining to such securities or to such registration, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done, hereby ratifying and approving the acts of said attorney.


Dated April 30, 1998

---------------------------                      ---------------------------
Thomas Avallone                                  Mark McCormack
Executive Vice President,                        Director
Chief Financial Officer
and Director




---------------------------                      ---------------------------
Keith Barish                                     Ong Beng Seng
Chairman of the Board of                         Director
Directors and Director




---------------------------                      ---------------------------
Robert I. Earl                                   Isadore Sharp
President, Chief Executive                       Director
Officer and Director



                                                   /s/Michael Tarnopol
---------------------------                      ---------------------------
Claudio Gonzalez                                 Michael Tarnopol
Director                                         Director




---------------------------
Robert Krasnow
Director

                                POWER OF ATTORNEY

                       PLANET HOLLYWOOD INTERNATIONAL, INC.


The undersigned Directors of Planet Hollywood International, Inc. (the "Company") hereby severally constitute and appoint Thomas Avallone and Scott E. Johnson, and each of them singularly, as attorney to sign for me and in my name, as a director of the Company, any and all documents, registrations and other papers necessary in connection with the filing by the Company, with the Securities and Exchange Commission (the "Commission") under the provisions of the Securities Act of 1933, as amended, and any rules and regulations of the Commission, a Registration Statement (the "Registration Statement") with respect to the exchange of its outstanding 12% Senior Subordinated Notes due 2005 for registered 12% Senior Subordinated Notes due 2005 and to file with the Commission any and all amendments to any such Registration Statement with all exhibits thereto, and any applications or other documents to be filed with the Commission or any national securities exchange pertaining to such securities or to such registration, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done, hereby ratifying and approving the acts of said attorney.


Dated April 30, 1998

---------------------------                      ---------------------------
Thomas Avallone                                  Mark McCormack
Executive Vice President,                        Director
Chief Financial Officer
and Director




---------------------------                      ---------------------------
Keith Barish                                     Ong Beng Seng
Chairman of the Board of                         Director
Directors and Director




---------------------------                      ---------------------------
Robert I. Earl                                   Isadore Sharp
President, Chief Executive                       Director
Officer and Director



  /s/Claudio Gonzalez
---------------------------                      ---------------------------
Claudio Gonzalez                                 Michael Tarnopol
Director                                         Director




---------------------------
Robert Krasnow
Director